UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 31, 2013

Date of Earliest Event Reported: March 15, 2013

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 2850 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note.

This Form 8-K/A amends the Form 8-K filed by Calpian, Inc. on March 21, 2013 to add the financial statements and financial information required by Item 9.01 which were not available on that date.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The audited consolidated financial statements of Pipeline Data Inc. and Subsidiaries as of December 31, 2012 and 2011, and for the years then ended, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Calpian, Inc. as of December 31, 2012, and for the year then ended, giving effect to the acquisition of certain assets and liabilities of Pipeline Data Inc. and Subsidiaries are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

99.1 – Pipeline Data Inc. and Subsidiaries Audited Consolidated Financial Statements as of December 31, 2012, and for the year then ended

99.2 – Pipeline Data Inc. and Subsidiaries Audited Consolidated Financial Statements as of December 31, 2011, and for the year then ended

99.3 – Calpian, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2012, and for the year then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

May 31, 2013	By:	/s/ David N. Pilotte
David N. Pilotte
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Pipeline Data Inc. and Subsidiaries Audited Consolidated Financial Statements as of December 31, 2012, and for the year then ended
99.2	Pipeline Data Inc. and Subsidiaries Audited Consolidated Financial Statements as of December 31, 2011, and for the year then ended
99.3	Calpian, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2012, and for the year then ended